ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

SUPPLEMENT DATED DECEMBER 20, 2004

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2004

This Supplement provides new and additional information beyond that which is contained in the Statement of Additional Information. Please keep this Supplement and read it together with the Statement of Additional Information.

After the section entitled “Investment Sub-Advisory Agreement” on page 6, the following information has been inserted as a new section:

Proxy Voting Policies and Procedures

The Separate Account has delegated the authority to vote proxies to the Company and has authorized the Company to delegate proxy voting authority to PRIMCO. PRIMCO’s Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix A (the “Proxy Voting Policy”).

Information regarding how the Separate Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (423) 755-8913 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

After the section entitled “Underwriters” on page 8, the following information has been inserted as a new appendix:

APPENDIX A

Provident Investment Management LLC

Proxy Voting Policy and Procedures

November 30, 2004

Under Rule 206 (4)-6 of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Provident Investment Management LLC (the “Firm”) exercises proxy voting authority for advised or sub-advised client accounts, including registered investment companies. In addition, the Firm provides proxy voting recommendations to affiliate agency accounts. The Firm has adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients’ accounts and are not affected by any material conflicts of interest within the Firm.

With respect to securities held in client accounts, the Firm shall vote in the best interest of clients without regard to the Firm’s interest. Generally, the Firm will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long-term. Long-term shareholder value need not be sacrificed in favor of short-term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show our disfavor with a company’s chief executive or particular directors. See “Pre-Determined Proxy Voting Policy”

The Firm has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firm votes securities in accordance with its pre-determined policy, the vote is insulated from potential conflicts of interest that the Firm may have. Only in those instances when the Firm determines that it is in the best interest of clients to vote securities contrary to its pre-determined policy, does the potential for a conflict arise.

Conflicts of interest may arise when the Firm or an affiliate has a relationship with an issuer (e.g,a routine relationship such as a checking account) whether the Firm has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Firm or an affiliate of which the Firm has actual knowledge that may affect the Firm’s judgment in voting securities in the best interest of client accounts. Material conflicts may arise when the Firm or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the Firm has determined that it is not in the best interest of their clients to follow the pre-determined policy, the Senior Vice President - Investments must approve any recommendations for votes. In the event that the Firm determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firm’s recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes in which the Firm has chosen to override the pre-determined policy will be reviewed on a quarterly basis by the President of the Firm or the Board of Managers for Allstate Assurance Company Separate Account B. The Proxy Voting Coordinator is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

The Firm will, at all times, use its best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which the Firm will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include: extraordinary requirements such as share-blocking or the requirement to vote the security in person.

Clients of the Firm may contact the Firm to obtain a copy of the proxy voting policy. In addition, clients may contact the Firm for information on how the proxies for the securities in their portfolio were voted.

This policy will be reviewed and approved on an annual basis by the Board of Governors of the Firm.

Pre-Determined Proxy Voting Policy

The Firm will vote in accordance with management recommendations on proposals except: (1) the firm will oppose proposals that diminish rights of shareholders or diminish management or board accountability to shareholders; and (2) the firm will oppose compensation plans that are excessive relative to comparable companies’ compensation packages or appear unreasonable in light of the companies’ performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.